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     CUSTODIAN/SUB-CUSTODIAN                 filed for series  0.

15.A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LTD.
  B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: DUBAI         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED ARAB EMIRATES Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------
                                                X





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15.A) Custodian/Sub-custodian: STANDARD BANK SWAZILAND LTD
  B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MBABANE               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWAZILAND            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ABIDJAN       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TOGO              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: REPUBLIC BANK LTD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: PORT-OF-SPAIN State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TRINIDAD & TOBAGO   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.
5.A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP.
  B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HO CHI MINH CITY      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VIETNAM            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZAMBIA PLC.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LUSAKA             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: ZAMBIA                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZIMBABWE LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HARARE            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: ZIMBABWE   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: BANQUE INTERNATIONALE ARABE DE TUNISIE
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TUNIS            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TUNISIA               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF UGANDA LTD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KAMPALA            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UGANDA               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: ING BANK UKRAINE
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KIEV            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UKRAINE              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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